Exhibit 10.177

AMENDMENT

to the

PROVIDER SERVICES AGREEMENT

between

HEALTH NET INC., AFFILIATES

and

STARCARE MEDICAL GROUP DBA GATEWAY MEDICAL GROUP

The Provider Services Agreement (“Agreement”), effective March 1, 1999, between StarCare Medical Group, dba Gateway Medical Group, (“PPG”) and Health Net Inc., Affiliates (“HNI”), subsequently amended July 1, 2000, and October 10, 2000, is hereby amended effective February 1, 2002.

HNI and PPG hereby agree to amend the Agreement as follows:

1.             All references to the California Department of Corporations (“DOC”) shall hereby be deleted and replaced by the California Department of Managed Health Care (“DMHC”).

2.             Section 2.17.  Quality Improvement Program.  shall be deleted in its entirety and replaced by the following:

2.17        Quality Improvement Program.  PPG agrees to participate in and cooperate fully with the applicable Quality Improvement Program and to comply with decisions rendered by HNI in connection with a Quality Improvement Program.  The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program.  PPG also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set (HEDIS), or its successor.  In the event that PPG’s performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program, HNI shall give written notice to PPG to correct the specified deficiencies within the time period specified in the notice.  PPG shall correct such deficiencies within that time period.

PPG recognizes the importance of the establishment of health care measurement systems to evaluate, along with the continuum of care, the performance of hospitals, physicians, and other healthcare providers.  PPG agrees to support efforts to address quality, cost of care, access, Member satisfaction and functional status through participation in the development of valid performance measurement systems.  Performance measurement systems should examine process and outcome and incorporate the following criteria:  standard indicators and definitions, uniform data, accuracy, and state of the art risk adjustments.  PPG is aware that participation in the development of performance measurement systems may require the commitment of financial and human resources.

3.             Section 4.9.  Third Party Recoveries, Workers’ Compensation.  shall be deleted in its entirety and replaced by the following:

4.9          Third Party Recoveries, Workers’ Compensation.  In the event PPG provides services to HNI Members for injuries resulting from the acts of third parties, or resulting from work related injuries, PPG shall have the right to recover from any settlement, award, or recovery from any responsible third-party the value of Covered Services rendered pursuant to SB1471 and the applicable provisions of the Coverage Certificate and as set forth in the Operations Manual.  PPG shall notify HNI of any third party payor and shall, upon request from HNI, provide HNI with an accounting of all such sums recovered.  In the event HNI has compensated PPG for such Covered Services, PPG agrees to immediately refund such amounts paid to HNI.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

4.             Article VI TERM AND TERMINATION. Section 6.1 Term is deleted in its entirety and replaced as follows:

6.1          Term.  The term of this Amendment shall commence February 1, 2002, and shall continue in effect for a period of twenty-four (24) months (“Initial Term”).  Thereafter, this Agreement shall automatically renew for successive one-year (1) periods on the annual renewal date, unless terminated as set forth herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

5.             Article VI TERM AND TERMINATION.  Section 6.2 Without Cause Termination is deleted in its entirety and replaced as follows:

6.2          Without Cause Termination.  After the Initial Term either party may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event HNI provides PPG with such notice, HNI may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

6.             Addendum B, COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS is deleted in its entirety and replaced with the new Addendum attached hereto.

7              Addendum B.2 DIVISION OF RESPONSIBILITY MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS is deleted in its entirety and replaced with the new Addendum attached hereto.

8.             ADDENDUM I HEALTHY FAMILIES PROGRAM is added and attached hereto.

Except as provided in this Amendment, all other provisions of the Agreement between HNI and Provider not inconsistent herewith shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

StarCare Medical Group Inc, dba Gateway Medical Group, Inc	Health Net Inc., Affiliates

/s/ Michael Olson	/s/ Christopher Ciano
Michael Olson	Christopher Ciano

Director of Contracting	Senior Vice President & General Manager, South

2/11/02	03-05-02
Date	Date

33-0843838
Federal Tax Identification Number

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND
COMMERCIAL POINT OF SERVICE (POS) BENEFIT PROGRAMS

A.            GENERAL REIMBURSEMENT PROVISIONS.

1.             PPG understands and agrees that the obligations of HNI set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of HNI or any other Affiliate of HNI.  PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries.

2.             Benefit Programs.  This Addendum B is applicable to the following Benefit Programs:

•      Commercial HMO

•      Standard HMO

•      Flex Funded HMO

•      Small Group HMO

•      Individual HMO

•      AIM

•      Medicare Supplement

•      Commercial POS

3.             Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services.  HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

4.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

5.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

6.             Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary.  PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed twenty percent (20%) of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts as set forth herein shall be applied to offset such total downside liability.

B.            STANDARD HMO.

1.             Professional Captation Rates.

1.1          Capitation Rales.  PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Capitation
February 1, 2002, through December 31, 2002, $*** PMPM
January 1, 2003, $*** PMPM

2.             Professional Slop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage

3.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1          Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard HMO Shared Risk Budget
January 1, 2002, through December 31, 2002, $46.00 PMPM
January 1, 2003, $*** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to *** of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services:  *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over ***.

4.             AIDS.  On a network wide basis, reinsurance programs shall be established by HMO to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”).

4.1          AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO, as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program.  PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HMO as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

4.3          AIDS Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance effective February 1, 2002 thru May 31, 2002	- *** PMPM
•	AIDS Reinsurance effective June 1, 2002	- *** PMPM

5.             Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program not to a Shared Risk Program.  PPG Capitation, Professional Stop Loss and Reinsurance Programs shall be as set forth above.

C.            SMALL GROUP HMO.

1.                             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Capitation
Effective February 1, 2002, through December 31, 2002, *** PMPM
Effective January 1, 2003, *** PMPM

2.             Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Small Group HMO Shared Risk Budget
Effective January 1, 2002, through December 31, 2002, *** PMPM
Effective January 1, 2003, *** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct *** of PPG’s Capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to five percent (5%) of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to *** of PPG’s capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk

Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be *** subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limned to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund -and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services:  *** of Shared Risk Budget.

The cost of in-area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over ***.

4.             AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance effective February 1, 2002 thru May 31, 2002	- *** PMPM
•	AIDS Reinsurance effective June 1, 2002	- *** PMPM

D.    INDIVIDUAL HMO.

1.             Professional Capitation Rates.

1.1          Capitation Rates.  PPG Capitation for Individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Capitation
Effective February 1, 2002, through December 31, 2002, *** PMPM
Effective January 1, 2003, *** PMPM

2.             Professional Stop Loss Program.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.

3.1          Shared Risk Budget.  HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan-factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Individual HMO Shared Risk Budget
Effective January 1, 2002, through December 31, 2002, *** PMPM
Effective January I, 2003, *** PMPM

3.2          Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program.  HMO shall deduct *** of PPG’s Capitation for Individual HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the shared risk claims exceed the shared risk budget at the interim settlement date, HMO may, at its sole discretion, withhold from PPG’s gross monthly capitation up to five percent (5%) of PPG’s monthly capitation and may continue such withhold until the final shared risk settlement.  The withheld amount shall be placed in the Withhold Fund as described in the Agreement.  If there is a deficit at the time of final settlement, HMO may at it’s sole discretion, continue to withhold up to five percent (5%) of PPG’s capitation for Individual HMO Members and place such amount in the Withhold fund as described in this agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period, and paid by March 31 of the following year, shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

3.5          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services:  *** of Shared Risk Budget.

The cost of in-area Shared Risk services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over ***.

4.             AIDS Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance effective February 1, 2002 thru May 31, 2002	- *** PMPM
•	AIDS Reinsurance effective June 1, 2002	- *** PMPM

E.             ACCESS FOR INFANTS AND MOTHERS.  The Access for Infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law, who are pregnant but without insurance for such pregnancy.  The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue.  At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.             Compensation.  HMO shall pay PPG a flat fee of *** for each adult AIM Member to cover the professional services related to the birth of an infant.  In addition to this flat fee, HMO shall pay PPG *** PMPM for each adult AIM Member enrolled in the AIM Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.             Reinsurance Programs.  PPG’s professional stop loss level shall be per AIM Member.  The professional stop loss level shall be provided to the PPG for AIM Members at no cost.  All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members.

AIM Members shall not be included in the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.             Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.             MEDICARE SUPPLEMENT.  The Medicare Supplement Benefit Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Copayments that would be normally a Member’s responsibility under Medicare.

1.             Capitation Rates.  PPG Capitation rates for Medicare Supplement Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B:

Medicare Supplement HMO	Medicare Supplement POS
$*** PMPM	$*** PMPM

2.             Reinsurance Programs.  Medicare Supplement Members shall not be included in the Professional Stop Loss Program, the AIDS Reinsurance Program or the Transfer Reinsurance Program.

3.             Shared Risk Program.  HMO shall be solely responsible for all Shared Risk Services and for pharmacy benefit costs of Medicare Supplement Members.

G.            COMMERCIAL POS.

1.             Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize:  (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; or (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Standard HMO Members, Small Group HMO Members, Individual HMO Members, Medicare Supplemental HMO Members and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.             Definitions.

2.1          In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements, Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating Provider.  Out-of-Network Services may be provided in area or out of area.

3.             Compensation.  Compensation to PPG for Commercial POS Members shall include:  a) PPG professional Capitation for In-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

3.             Professional Capitation Rate.  PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** Withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

Effective January 1, 2003, PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** Withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

5.             Professional Out-of-Network Risk Sharing Program.  The budget for this Program shall be equal to the sum of the following two components:  1) The Professional Out-of-Network Withhold as described in Section 4 above, and 2) an amount equal to *** of the Commercial POS Professional Capitation prior to withhold.

Each year, HMO shall settle the risk sharing program by calculating the difference between the budget and the actual claims.  If a surplus remains, PPG’s share shall be fifty percent not to exceed *** of PPG’s annual gross capitation, subject to Section 4.3.  PPG shall not be subject to any downside.

6.             Institutional Shared Risk Program.

6.1          POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population:  Standard POS, Small Group POS and, at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  Each of the normalized Shared Risk Budgets shall be equal to the normalized HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by ***.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Standard POS Shared Risk + 10%=	Small Croup POS Shared Risk + 10%=	Individual POS Shared Risk + 10%=
Effective January 1, 2002 through December 31, 2002, $*** PMPM	$*** PMPM	$*** PMPM
Effective January 1, 2003, *** PMPM	$*** PMPM	$*** PMPM

6.2          POS Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

6.3          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** or (b) an amount not to exceed *** of the annual gross PPG Capitation.

6.4          POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5          POS Shared Risk Reinsurance.  PPG shall participate m the POS Shared Risk Reinsurance Program, which provides reinsurance for In-Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  ***% of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at eighty percent (80%) of cost, and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services:  ***% of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows:  *** of any amount over ***

7.             Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)           In-Network Professional Stop Loss. PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)           Out-of-Network Professional Stop Loss. PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Commercial POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be *** PMPM, which, shall be deducted from PPG’s Out-of-Network Risk Sharing Budget.

8.             AIDS Reinsurance.  As further defined in Section B.4 of this Addendum, the AIDS Reinsurance rate shall be *** PMPM, which shall be deducted from PPG’s Capitation and *** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget.  For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

I.              Pharmacy Shared Risk Program.  Not applicable.  PPG does not participate in Pharmacy Shared Risk Program.

J.             Immunizations:  PPG assumes financial responsibility for immunization under the capitation rate set forth in this Addendum.  New immunizations approved by American Academy of Pediatrics, after the effective date of the Agreement, shall be reimbursed at rates that are negotiated based on experiential data, which shall be mutually agreed upon by HMO and PPG.

ADDENDUM B.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 2/1/2002

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
AIDS – Drugs	***	***	***
AIDS – Facility Component	***	***	***
AIDS – Professional Component	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Autologous/Homologous	***	***	***
• Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component Inpatient	***	***	***
• Detox Facility Component	***	***	***
• Inpatient Detox Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY	***	***	***
(Medically Necessary)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
DENTAL SERVICES	***	***	***
(When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Epogen, Neupogen	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS -Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
IN PATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
LITHOTRIPSY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
Radiation Therapy-Inpatient	***	***	***
• Professional Component	***	***	***
• Technical/Facility Component	***	***	***
Radiation Therapy-Outpatient	***	***	***
• Professional Component	***	***	***
• Technical/facility Component	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc.	***	***	***
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc.	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem Strips, Lancet, Needles, Syringes	***	***	***
• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Covered Immunosupressives	***	***	***
• Facility Component	***	***	***
• Organ Procurement	***	***	***
• Professional Component	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Facility Component	***	***	***
• Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of financial responsibility have been deleted.

ADDENDUM I

HEALTHY FAMILIES PROGRAM

PPG understands and agrees that the obligations of HNI set forth in this Addendum shall be the obligations of HEALTH NET of California, (HEALTH NET), an Affiliate of HNI, and not the obligations of HNI or any other Affiliate of HNI.

HEALTH NET entered into an agreement with the California Managed Risk Medical Insurance Board (“MRMIB”) to arrange for the provision of Covered Services to persons who are eligible under the California Children’s Health Insurance Program (aka and hereinafter “Healthy Families Program”) and enrolled in, or otherwise assigned to HEALTH NET, on a prepaid basis.  The Healthy Families Program is a government sponsored health care program administered by the State of California, funded in part by federal funds, and arranged by HMOs and their participating providers.

Notwithstanding any provision in the Agreement to the contrary, PPG understands and agrees that PPG shall arrange and provide health care services to Healthy Families Members in accordance with the benefits and program requirements of the Healthy Families Agreement.  PPG understands that Evidence of Coverage documents are subject to change and approval by MRMIB and PPG hereby agrees to arrange and provide health care services in accordance with such changes.

A.    GENERAL PROVISIONS

1.             Provision of Covered Services.  PPG shall arrange Covered Services for assigned Members.  For the purposes of this Addendum, “Covered Services” means those health care services, supplies and items set that are specified as being covered under the Healthy Families Agreement.  PPG shall ensure that it and its Participating Providers arrange Covered Services for Members, in accordance with the following, each of which is hereby incorporated by reference as if set out in full herein:

1.1           The terms and conditions of this Addendum and the Agreement.

1.2           The terms and conditions of HEALTH NET’s Healthy Families Agreement with MRMIB, and the applicable Evidence of Coverage.

1.3           HEALTH NET’s Healthy Families policies and procedures and provider bulletins.

1.4           Healthy Families Program regulations and statutes.

1.5           All laws applicable to PPG or HEALTH NET.

1.6           HEALTH NET’s Utilization Management Program and Quality Management Program.

1.7           Standards requiring services to be provided in the same manner, and with the same availability, as services are rendered to other patients.

1.8           No less than the minimum clinical quality of care and performance standards that are professionally recognized and/or adopted, accepted or established by HEALTH NET

1.9           The most recent recommendations of the American Academy of Pediatrics (AAP) with regard to Recommendations for Preventative Pediatric Health Care, or other preventative care standards mandated by MRMIB

2.             Reports and Information.  PPG and its Participating Providers shall provide HEALTH NET,

within the time requested by HEALTH NET, with all such reports and information as HEALTH NET may require to allow it to meet the reporting requirements under the Healthy Families Agreement or any applicable law.  Such reporting obligations include, but are not limited to, monthly reporting to HEALTH NET of referrals of Members to the following programs:  California Children’s Services, referrals of Members with possible Serious Emotional Disturbance to the County Mental Health Department, and alcohol and drug treatment referrals to Managed Health Network.

3.             Carve-out of California Children’s Services (CCS) Program services.  Health care services to treat CCS-eligible conditions are “carved out” of HEALTH NET’s coverage obligations under the Healthy Families Agreement.  However, PPG and us Participating Providers are required to identify and timely refer Members with possible CCS-eligible conditions to the County CCS Program.  Upon referral, the Participating Provider shall inform the Member’s parent or guardian.  The CCS Program requires eligible children to be treated at CCS-certified facilities by CCS-paneled providers.  The CCS Program may require transfer to CCS-certified facilities with CCS-paneled providers.  The CCS Program is financially responsible for payment of health care costs to treat a CCS-eligible condition.  The parties understand and agree that HEALTH NET is not financially responsible for payment of services related to CCS-eligible conditions.

4.             Referral of Members having possible mental health conditions to Managed Health Network.  PPG and its Participating Providers are required to identify and timely refer Members with possible mental health conditions (other than Serious Emotional Disturbance as set out in the following section) to HEALTH NET’s affiliate and subcontractor, Managed Health Network.  Managed Health Network is financially responsible for payment of treatment of covered mental health services.

5.             Services for Members with Serious Emotional Disturbance (SED).  Health care services to treat SED are the responsibility of the County Mental Health Department.  However, PPG and its Participating Providers are required to identify and timely refer Members with possible SED to the County Mental Health Department.  Upon referral, the Participating Provider shall inform the Member’s parent or guardian.  The County Mental Health Department is responsible for the provision and payment of health care costs to treat SED.

6.             Cultural and Linguistic Services.  PPG and its Participating Providers shall:  (1) not require or encourage Members to utilize family members or friends as interpreters; (2) record the language needs of Members in the medical record; and (3) document Member request or refusal of interpreter services in the Member’s medical record.  PPG and its Participating Providers shall arrange interpreter services for Members either through telephone language services or face-to-face interpreters.  PPG and its Participating Providers are encouraged to directly make these interpretive services available, however, HEALTH NET’s Member Services Department is available to provide certain interpretive assistance to facilitate Member-provider communications upon request.

7.             Initial Health Assessments.  PPG and its Participating Providers shall offer an initial health assessment to their assigned members within 120 days of their enrollment in HEALTH NET’s Healthy Families Plan.

8.             Eligibility.  Eligibility and commencement of enrollment under Healthy Families is determined by MRMIB.  Commencement of coverage can occur at any day of a month.

9.             Copayments.  Copayments are subject to a $250 annual limitation and PPG and its Participating Providers are encouraged to make extended payment arrangements available to Members experiencing an inability to pay a required copayment.

B.            REIMBURSEMENT PROVISIONS

1.             PPG shall be compensated according to this Addendum I and this Addendum shall be applicable to only those Healthy Families listed on the Commercial HMO remittance summaries.  HNI will modify this Addendum I to reflect a new rate structure for adults, pending federal approval of expanding this program to parents

2.             Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services.  HEALTH NET shall pay PPG Capitation as set forth in this Addendum I for each Healthy Families

Member to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HEALTH NET by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Healthy Families Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HEALTH NET shall adjust subsequent Capitation to offset such error.

3.             Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Healthy Families Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits.  HEALTH NET may pay such claims at the lesser of HEALTH NET’S contract rate with such provider, if any, PPG’s subcontract terms or provider’s billed charges.  HEALTH NET shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

4.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum I and shall be compensated on a fee-for-service basis at one hundred percent of the Medi-Cal Fee Schedule.  PPG shall submit claims in accordance with the terms of this Agreement and State and federal law.

5.             Withhold Fund and Determination of Maximum Downside of Shared Risk Deficits.  Notwithstanding any provision in this Agreement or in any Addendum hereto to the contrary.  PPG’s total downside liability for all Shared Risk Budget deficits shall not exceed *** of PPG’s gross annual Capitation.  Any and all Withhold Fund amounts, if applicable, as set forth herein shall be applied to offset such total downside liability.

6.             Newborns.  PPG shall provide Covered Services to a child born to a Member for the month of birth and the following month.  For a child born in the month immediately preceding the mother’s membership.  PPG shall provide Covered Services to the child during the mother’s first month of enrollment.  No additional Capitation Compensation will be made to PPG for the child for such periods under these circumstances.

7.             Professional Capitation Rates.

7.1           Capitation Rates.  PPG Capitation for Healthy Families Members shall be determined on a monthly basis by multiplying the number of members by the flat capitation amount set forth in Addendum I.

Healthy Families Capitation
*** PMPM

8.             Professional Stop Loss.  PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

9.             Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services, which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget

9.1           Shared Risk Budget.  HEALTH NET shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Healthy Families Shared Risk Budget
January 1, 2002, through December 31, 2002, *** PMPM
January 1, 2003, $49.00 PMPM

9.2           Shared Risk Administration.  Each Reconciliation Period, HEALTH NET shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HEALTH NET shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program those excess funds shall be paid to PPG by April 30 of the following year.

9.3           Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus.  PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts” payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

9.4           Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit.  PPG’s share of the deficit shall be limited to the lesser of (a) *** of the Shared Risk Budget deficit, or (b) an amount not to exceed *** of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HEALTH NET.

In the event a deficit remains in the Shared Risk Program after such offset, such deficit shall be carried forward to be applied against future years Shared Risk Program surpluses and withhold funds.

9.5           Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  *** of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk Services:  *** of Shared Risk Budget.

The cost of In-Area Shared Risk Services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows:  *** of any amount over ***.

10.           AIDS Reinsurance Programs.  On a network wide basis, reinsurance programs shall be established by HEALTH NET to cover the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”).

10.1         AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HEALTH NET, as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HEALTH NET under this Program.  PPG shall receive prior authorization from HEALTH NET for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HEALTH NET with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission or the initial treatment.  In the event PPG fails to notify HEALTH NET as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

10.3         AIDS Reinsurance Premium.  The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance effective February 1, 2002 thru May 31, 2002	- *** PMPM
•	AIDS Reinsurance effective June 1, 2002	- *** PMPM

11.           Immunizations:

11.1         Immunizations:  Claims for immunizations approved by the American Academy of Pediatrics and administered by PPG shall be submitted to HNI using the HCFA 1500 forms and billed using the appropriate CPT-4 codes.  Compensation shall be the lesser of a) the PPG’s billed charges; b) the Average Wholesale Price (AWP) as established by First Databank and as reflected in HNI’s database which is updated semi-annually, less *** or c) the lowest acquisition cost provided through services made available by HNI.  AWP reimbursement is based on the lowest AWP for the specific antigen.  Multi-dose vials shall be reimbursed on a per dose basis.

ADDENDUM I.1

AGE, SEX AND BENEFIT FACTORS

The age, sex and benefit plan factors shall be developed by HEALTH NET based upon actuarial assumptions consistent with existing actuarial assumptions and HEALTH NET’s utilization experience.  Such factors, as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A.            Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A.1          Age, Sex Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets.

Sex	Age	Inst Factor
Child	0	5.228
	1	0.644
	2 – 4	0.406
	5 – 9	0.296
	10 – 14	0.338
	15 – 19	0.607

A.2          Benefit Plan Factors for PPG Capitation and Hospital Capitaion/Shared Risk Budgets

Healthy Families

Plan	Inst Factor
9Y	0.9334
TBA
TBA

ADDENDUM I.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

HEALTHY FAMILIES PROGRAM

The following matrix outlines the division of financial responsibility between HMO, PPG and Hospital.  The matrix is intended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.  CCS-eligible services are excluded from HMO Risk Services.

MATRIX EFFECTIVE 2/1/2002

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
AIDS – Drugs-Children 0-21 years	***	***	***
AIDS – Drugs-Adults 21 and older	***	***	***
AIDS – Facility Component-Children 0-21	***	***	***
AIDS – Facility Component-Adults 21 and older	***	***	***
AIDS – Professional Component-Children 0-21	***	***	***
AIDS – Professional Component-Adults 21 and older	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
Autologous/Homologous Blood Bank	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Neupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
COSMETIC SURGERY	***	***	***
(Medically Necessary)	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES	***	***	***
(When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
Epogen, Neupogen	***	***	***
Facility Component	***	***	***
• Professional Component	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
HOSPITAL BASED PHYSICIANS –	***	***	***
Inpatient, Ambulatory Surgery or Emergency Room Admissions	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTABLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
LITHOTRIPSY	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
MATERNITY – Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
MENTAL HEALTH – Inpatient-Serious Emotional Disturbances (SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
	***	***	***
• Professional Component	***	***	***
	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
Professional Component	***	***	***
MENTAL HEALTH – Outpatient-Serious Emotional Disturbance(SED)-Children 0-21	***	***	***
• Facility Component	***	***	***
	***	***	***
• Professional Component	***	***	***
	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION – Outpatient Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to a Hospital Stay: Surgical Supplies, Equipment, etc...	***	***	***
• Related to an Outpatient Office Visit: Splints, Casts, Bandages, etc...	***	***	***
	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem, Strips, Lancet, Needles, Syringes	***	***	***
	***	***	***
• Glucometer	***	***	***
	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***

*** All references to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/ HOSPITAL CAPITATED SERVICES
TRANSPLANTS (Non-experimental)-Children 0-21	***	***	***
Covered Immunosupressives	***	***	***
Facility Component	***	***	***
Organ Procurement	***	***	***
Professional Component	***	***	***
TRANSPLANTS (Non-experimental)-Adults 21 and older	***	***	***
Covered Immunosupressives	***	***	***
Facility Component	***	***	***
Organ Procurement	***	***	***
Professional Component	***	***	***
TRANSPLANT EVALUATIONS-Children 0-21	***	***	***
Facility Component	***	***	***
Professional	***	***	***
TRANSPLANT EVALUATIONS-Adults 21 and older	***	***	***
Facility Component	***	***	***
Professional	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams	***	***	***
• Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

*** All references to the division of financial responsibility have been deleted.